Exhibit 99.1

Overview March 11, 2020 1

Forward - Looking Statements This document contains forward - looking statements within the meaning of the securities laws (including the Private Securities Litigation Reform Act of 1995 ) . Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts . They may include words or variations of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “view,” “opportunity,” “potential,” “should,” “could,” or “may” or other similar words or expressions that convey projected future events or outcomes . Forward - looking statements provide the Company’s or its management’s current expectations, predictions, opinions or judgments of future conditions, events or results . All statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future are forward - looking statements . They may include estimates or projections of revenues, income, earnings per share, capital expenditures, dividends, liquidity, capital structure, synergies, EBITDA or other financial items, descriptions of the Company’s or management’s plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above . Such forward - looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward - looking statements . All forward - looking statements speak only as of the date they are made and although the Company believes that its beliefs, assumptions and expectations with respect to forward - looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance or guarantee that actual results, performance or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward - looking statements . Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors (including, but not limited to a variety of economic, competitive and regulatory factors), many of which are beyond the control of the Company and its management team . Furthermore, the Company disclaims any obligation to publicly update, clarify or revise any forward - looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or otherwise, except as required by law . We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10 - K for the year ended April 30 , 2019 , and comparable sections of the Company’s Quarterly Reports on Form 10 - Q and other filings, as well as additional factors that have been or may be described from time to time in other filings with the SEC and are available on the SEC’s website at www . sec . gov . You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties . All of the forward - looking statements made in this document are expressly qualified by the cautionary statements contained or referred to herein . The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations . You are cautioned not to rely on the forward - looking statements contained in this document .

Executive Summary Acquired: July 2019 Acquired: August 2019 Acquired: December 2019 Founded: 1996 Acquired: February 2020 ▪ Franchise Group, Inc. (“FRG”, “Franchise Group” or the “Company”) is a leading North American operator and acquiror of franchised and franchisable businesses that uses its operating expertise to drive cost efficiencies and revenue synergies to grow its brands ▪ Pro forma for all completed acquisitions, FRG currently operates approximately 4,400 locations, predominantly located in the U.S. and Canada, that are either Company - operated or operated by franchisees pursuant to franchising agreements ▪ FRG works towards achieving significant post - acquisition cost and revenue synergies across all of its operating companies: ▪ Potential cost synergies through use of FRG shared services, vendor and franchisee relationships, and access to capital ▪ Cross - selling ▪ Offering multiple FRG products / services in a single location ▪ Large customer file ▪ Consolidated systemwide revenue of $2.4BN+ in 2019 with over 11,000 employees ▪ Lean executive management team with significant ownership position in the Company

5.00 9.00 13.00 17.00 21.00 25.00 0 .20mm .40mm .60mm .80mm 1.00mm 1.20mm 1.40mm Franchise Group, Inc. (NasdaqGm:FRG) - Volume Franchise Group, Inc. (NasdaqGm:FRG) - Share Pricing FRG History Volume (Shares) Price per Share ($) 1) August 1, 2018: Vintage Capital / Brian Kahn announces approximately 2.3MM share position in Liberty Tax 2) July 10, 2019: Liberty Tax merges with Buddy’s Home Furnishings in an all equity transaction at an implied enterprise value o f a pproximately $122MM and announces new franchising business model 3) August 8, 2019: Liberty Tax announces agreement to acquire The Vitamin Shoppe in an all cash transaction for approximately $2 08M M 4) August 27, 2019 : Liberty Tax announces agreement to acquire Outlet business from Sears Hometown and Outlet Stores, Inc. in an all cash transac tio n for approximately $133MM 5) September 9, 2019: Liberty Tax changes its name to Franchise Group, Inc. 6) October 23, 2019: Franchise Group closes acquisition of Sears Outlet 7) November 12, 2019: Franchise Group announces relisting on Nasdaq and completes a cash self - tender offer for approximately $47.6M M and announces $0.25/share dividend 8) December 16, 2019: Franchise Group closes acquisition of The Vitamin Shoppe 9) December 30, 2019: Franchise Group announces a definitive agreement to acquire American Freight in an all cash transaction fo r a pproximately $450MM 10) February 14, 2020: Franchise Group closes acquisition of American Freight and announces completion of new $675MM credit facil ity 1 2 3 4 5 7 8 9 10 6

Franchise Group’s Brands Offers brand - name furniture, mattresses and home accessories at discount prices . American Freight buys direct from manufacturers and sells direct in warehouse - style stores . 176 stores in over 30 states with 2 + million satisfied customers . A retailer primarily focused on providing customers with in - store and online access to new, one - of - a kind, out - of - carton, discontinued, reconditioned, overstocked, and scratched and dented products across a broad assortment of merchandise categories at prices that are significantly lower than list prices . Sears Outlet operates 127 locations, which includes 8 franchised stores . Liberty Tax operates in the U . S . and Canada and prepared approximately 1 . 85 million individual income tax returns in approximately 2 , 785 offices and online in 2019 , primarily through franchise arrangements . A specialty retailer which franchises and operates rent - to - own stores that lease durable goods, such as electronics, residential furniture, appliances and household accessories . Buddy’s operates almost 300 locations, primarily through franchise arrangements with franchisees . An omni - channel specialty retailer and wellness lifestyle company that offers a comprehensive assortment of nutritional solutions, including vitamins, minerals, specialty supplements, herbs, sports nutrition, homeopathic remedies, green living products, and natural beauty aids through proprietary brands and approximately 700 national brands . 743 Company - operated retail stores under The Vitamin Shoppe and Super Supplements banners, as well as through its online store .

Strategic Brand Transformation □ Planned combination of two big - ticket durable goods companies that are complementary in products sold, customer base, logistics and operations to create a national 300 - store chain – Opportunity to accelerate growth – Anticipated to drive operating and cost efficiencies through economies of scale – Management team integration – Rebranding expected to occur in April 2020 – Extremely attractive franchising economics □ Both operate in value - oriented retail corridors – Warehouse style stores – Ancillary revenue (including protection plans) – In - home, same day delivery – Purchasing options Customer Demographics Products AF Outlet Avg. Age 50 51 Female 55% 56% Avg. Household Income $56K $70K Home Owners 76% 96% College Degree or Higher 35% 34% High School Diploma 45% 52% Average Store Size AF Outlet Appliances 0% 84% Furniture 76% 4% Mattresses 24% 5% AF Outlet Sq. Ft. 28K 35K

Leverage Franchise Group's Shared Services

- **Operating companies are expected to benefit from common policies and leverage economies of scale**
- **Significant savings have been achieved to date within already integrated business lines**
- **Management believes the opportunity for additional savings is substantial**

Examples of Corporate Initiatives

- ✓ Corporate insurance program
- ✓ Health & welfare plans
- ✓ 401(k) plan
- ✓ Consolidated accounting and finance functions
- ✓ Corporate headcount & expenses
- ✓ Merchant processing
- ❑ Field organizations
- ❑ Logistics, freight, shipping
- ❑ Marketing
- ❑ Purchasing and supply chain
- ❑ Call center operations consolidation
- ❑ Centralized real estate function
- ❑ Corporate spending programs
- ❑ Travel and reporting process
- ❑ Fixed and mobile telecom costs
- ❑ Software licensing (i.e. O365) and services (i.e. cloud)
- ❑ Payroll/HRIS
- ❑ Recruiting and training tools

✓ Reflects initiatives that are already underway and have achieved meaningful savings.

Corporate Strategy ▪ Disciplined, value - based acquisition and operation of franchised or franchisable businesses : ▪ Asset light, high product margin and strong cash conversion characteristics ▪ Refranchising of Company - operated stores expected to create substantial one - time cash inflows that may be used to deleverage and return value to shareholders ▪ Leverage franchisees to grow the brands and run them as vested owner/operators ▪ Deliver strong and predictable cash flow that is expected to allow consistent dividends ▪ Continue to build a scalable franchise holding company that leverages : ▪ Franchisee appetite for multiple brands and concepts ▪ Corporate and field infrastructures, supply chain, freight and delivery logistics, merchandising and buying, and marketing and advertising ▪ Shared corporate services ▪ Cross - pollinate appropriate store models ▪ Maintain a flexible balance sheet and access to capital markets ▪ Optimize cost of capital ▪ Opportunistic M&A

2020 Financial Outlook Notes: • FRG does not provide quantitative reconciliation of forward - looking, non - GAAP financial measures such as forecasted 2020 Proforma Adjusted EBITDA or non - GAAP EPS to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. • All fiscal years for operating entities were changed at the end of 2019 to a December retail year end • All amounts reflect management estimates • Proforma adjustments represent realized and unrealized synergies consistent with the FRG credit agreement • The potential impact of COVID - 19 is not known or contemplated in the estimates • Estimates exclude potential refranchising activities • All numbers are unaudited • Represents a full year of performance as if all operating entities were owned at January 1, 2020 ($ in millions, except per share data) Revenue $2,100 - $2,150 Proforma Adjusted EBITDA $230 - $240 Non-GAAP EPS $2.35 - $2.55 Ending December 26, 2020 Estimate For the Year

Capitalization Fully Diluted Shares Outstanding (1) 36.3 Stock Price (2) 18.90$ Market Capitalization 686.1$ Total Debt 815.0 Total Cash (3) 75.0 Net Debt 740.0$ Enterprise Value 1,426.1$ Notes: (1) Assumes conversion of all Franchise Group New Holdco, LLC units and FRG voting non-economic preferred stock into shares of FRG common stock. (2) Closing price on March 11, 2020 (3) Management estimate at March 11, 2020

Appendix

American Freight – Company Overview

Company Overview

- **American Freight is a category-defining retailer of value furniture with 176 locations across 30+ states**
- 2015-2019 revenue CAGR of ~11%
- **Stores are no-frills warehouses with efficient merchandising to provide best-in-category value for customers while reducing operating costs**
  - Est. ~$215k in store opening capital expenditures, starting inventory, and pre-opening expenses (over 80% of average opening costs reflect starting inventory)(1)
  - Low opening costs are expected to result in 65% and 195% cash-on-cash ROIs within the first 12 and 24 months of opening, respectively(1)
- **Operates through a simplified supply chain that leverages domestic manufacturers and distributors**
- **Expected to continue to gain market share within the large and growing value furniture segment as other players of scale move towards premiumization**
- **Founded in 1994 and headquartered in Delaware, Ohio**

Est. Revenue Mix by Merchandise Category



Dining & Other
29%
Upholstery
39%
Bedroom
17%
Mattress
15%

Locations



(1) Based on all stores opened since 2011 in operation for at least 24 months.

Sears Outlet – Company Overview

Company Overview

- **Sears Outlet is a specialty retailer that provides customers with in-store and online access to out-of-carton, reconditioned, and scratched/dented products**
  - Only "as-is" retailer with national scale and distribution capabilities
- **Product focus is on home appliances at significant discounts**
- **Operates 127 retail stores (8 franchised locations) in 30+ states**
- **Provides value to manufacturers by providing a dependable channel for liquidation of their returned, reconditioned, or scratched/dented products**
- **FRG plans to combine the operations of Sears Outlet and American Freight and rebrand all stores to American Freight – Appliance, Furniture and Mattress, creating a 300 store national brand that will sell both deep-value furniture and mattress product offerings, as well as appliances**
  - The combination is anticipated to drive significant margin expansion and accelerate growth
- **14 Outlet Repair and Distribution Centers ("ORDCs"), 12 of which are co-located with retail stores**
  - ORDCs provide significant product testing and repair capabilities located in major metro areas to support the store base
- **~91% of revenue from in-store sales; ~9% from online**
- **Founded in 2012 as a spin-off from Sears Hometown and Outlet Stores, Inc., and headquartered in Hoffman Estates, Illinois**

Est. Revenue Mix by Merchandise Category



Lawn & Garden 3%
Tools 3%
Sporting Goods & Other 3%
Mattress & Furniture 8%
Appliances 83%

Locations



United States
Las Vegas
San Diego
Ottawa
Montreal
Toronto
San Juan
Puerto Rico
Outlet Stores
ORDCs

Buddy’s Home Furnishings – Company Overview ▪ Buddy’s is the 3rd largest operator of rent - to - own (“RTO”) stores in North America, with 299 stores ▪ 207 franchised stores ▪ Located in 21 U.S. states and territories ▪ Sources products from large, well - known brands, such as Ashley Furniture, Sealy, LG, GE, Samsung, Whirlpool, Dell, and HP ▪ Highest percentage of franchised stores in the RTO industry, providing a potential path to growth without significant capital deployment ▪ Buddy’s refranchising strategy provides a “playbook” for other FRG business lines ▪ Corporate segment consists of 92 Company - operated stores ▪ Company - operated stores serve as a proving ground for operational initiatives ▪ Founded in 1961 and headquartered in Orlando, Florida Furniture , 42% Consumer Electronics , 26% Appliances 15% Computer , 8% Smartphones , 5% Other , 3% Locations Company Overview Est. Revenue Mix by Merchandise Category

Liberty Tax – Company Overview

Company Overview

- **Liberty Tax is the 3rd largest institutional tax-preparation service provider in North America, operating 2,785 offices across the U.S. and Canada**
  - ~94% franchised units
- **Provides federal and state income tax preparation services and do-it-yourself tax preparation software**
- **Primarily serves the underbanked population, with ~80% of its customer base earning <$50k annually**
- **FRG intends to implement an initiative to provide installment lending services at Liberty Tax locations**

- Founded in 1997 and headquartered in Virginia Beach, Virginia

Est. Revenue Mix by Stream


Tax Preparation Fees 12%
Other Revenue 2%
Interest Income 6%
Franchise Fees and Royalties 52%
Financial Products / E-file Fees 28%


(212) 568-1040
LIBERTY TAX


LIBERTY


LIBERTY TAX
INCOME TAX
LIBERTY TAX DROP-OFF AVAILABLE

The Vitamin Shoppe – Company Overview

Company Overview

- **Vitamin Shoppe is a $1BN revenue national specialty health supplement retailer with 743 locations**
- **Operates as an omni-channel specialty retailer of nutritional products in the US and internationally**
- **Approximately 14,000 SKUs from approximately 700 brands, including The Vitamin Shoppe®, BodyTech®, True Athlete®, Mytrition®, plnt®, ProBioCare® and Next Step® brands**
- **Ongoing shift toward private brands is expected to drive margin expansion**
  - Private brands generate approximately 60% product margins compared to approximately 40% for third-party brands
  - Private brands are exclusive to Vitamin Shoppe and drive customer retention
- **E-commerce sites complement in-store experience by extending product offerings with approximately 7,200 additional SKUs**
  - Enables access to customers outside Vitamin Shoppe's retail markets and those who prefer to shop online
- **Existing stores are currently Company-operated, representing a significant potential refranchising opportunity**
- **Expected significant overhead savings opportunity from streamlining organization and leveraging FRG shared services**
- **Founded in 1977 and headquartered in Secaucus, New Jersey**

Est. Revenue Mix by Channel


Direct To Consumer Sales 15%
Store Sales 85%

Locations